Exhibit 10.2

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****].  A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

AMENDMENT NUMBER ONE TO GOOGLE SERVICES AGREEMENT

This Amendment Number One to the Google Services Agreement (the “Amendment”), effective as of November 1, 2014 (the “Amendment Effective Date”), is between Google Inc. (“Google”) and Demand Media, Inc. (“Company”) and amends the Google Services Agreement, dated November 1, 2014 (the “Agreement”).  Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement.  The parties agree as follows:

1.            New Exhibit C.  Exhibit C of the Agreement is deleted in its entirety and replaced with the attached Exhibit C.

2.            Miscellaneous.  The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument.  Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized.

Google	Company
By: /s/ Omid Kordestani	By: /s/ Daniel Weinrot
Print Name: Omid Kordestani	Print Name: Daniel Weinrot
Title: Authorized Signatory	Title: EVP & General Counsel
Date: 2015.02.06	Date: 2/6/2015

CONFIDENTIAL

EXHIBIT C

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Confidential material redacted and filed separately with the Securities and Exchange Commission.